ING Life Insurance and Annuity Company
and its
Variable Annuity Account B
Variable Annuity Account C
Variable Annuity Account I

               Supplement dated October 26, 2007 to the Contract Prospectus and
Contract Prospectus Summary, as applicable, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary, as applicable. Please read it carefully and keep it with your current variable annuity Contract Prospectus and/or Contract Prospectus
Summary, as applicable, for future reference.

1.

The following sentence is added to the end of the second paragraph under the “Commission
Payments” subsection of the section entitled “Contract Distribution” in the Contract Prospectus and/or Contract Prospectus Summary:

These other promotional incentives or payments may not be offered to all distributors, and may be limited only to ING Financial Advisers, LLC and other distributors affiliated with the Company.

In addition, the following bulleted item replaces the second bullet under the “Commission Payments”
subsection in the Contract Prospectus and/or Contract Prospectus Summary:

•     Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on contract sales;

2.	The following paragraph regarding issuance of final regulations by the Treasury Department regarding 403(b) plans will replace the current paragraph regarding proposed regulations in the
“Taxation” section of the Contract Prospectus and/or Contract Prospectus Summary:

In July 2007, the Treasury Department issued final regulations that are generally effective January 1,
2009. These final regulations may be relied upon prior to that date as long as reliance is on a reasonable and consistent basis. We reserve the right to modify the contracts to comply with these regulations where allowed, or where required by law. The final regulations include: (a) a written plan requirement;
(b) the ability to terminate a 403(b) plan, which would entitle a participant to a distribution; (c) the replacement of IRS Revenue Ruling 90-24 with new exchange rules effective September 25, 2007 and requiring information sharing between the 403(b) plan sponsor and the product provider as well as new plan-to-plan transfer rules (under these new exchange and transfer rules, the 403(b) plan sponsor can elect not to permit exchanges or transfers); and (d) new distribution rules for 403(b)(1) annuities that would impose withdrawal restrictions on non-salary reduction contribution amounts in addition to salary reduction contribution amounts, as well as other changes.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial
Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.ILIACBCI-07B	October 2007